Exhibit 99.3

EXECUTION VERSION

July 22, 2013

CapitalSource Inc.

633 West 5th Street, 33rd Floor

Los Angeles, California 90071

Ladies and Gentlemen:

As a holder of PacWest Common Stock (as defined below), the undersigned (the “Stockholder”) understands that CapitalSource Inc., a Delaware corporation (“CapitalSource”), and PacWest Bancorp, a Delaware corporation (“PacWest”), propose to enter into an Agreement and Plan of Merger, dated as of July 22, 2013 (as it may be from time to time amended, the “Merger Agreement”), providing for, among other things, a merger of CapitalSource with and into PacWest (the “Merger”), in which each of the issued and outstanding shares of common stock, par value $0.01 per share, of CapitalSource (the “CapitalSource Common Stock”) (other than Excluded Shares) will be converted into the right to receive the Merger Consideration. Terms used without definition in this letter agreement shall have the meanings ascribed thereto in the Merger Agreement.

The Stockholder acknowledges that, as an inducement for CapitalSource to enter into the Merger Agreement, CapitalSource has required that the Stockholder enter into this letter agreement and the Stockholder is willing to enter into this letter agreement.

The Stockholder confirms his or her agreement with CapitalSource, and CapitalSource confirms its agreement with the Stockholder, as follows:

1.                                      As used in this letter agreement, “Shares” means the shares of PacWest Common Stock which the Stockholder owns of record or beneficially (for the avoidance of doubt, excluding (i) any shares underlying options exercisable for shares of PacWest Common Stock and (ii) any shares held solely by any of the Stockholder’s family members, whether or not such shares are included as beneficially owned by the Stockholder in PacWest’s most recent annual proxy statement) as of the date of this letter agreement.  The Shares are free and clear of all encumbrances, voting arrangements and commitments of every kind, except as would not restrict the performance of the Stockholder’s obligations under this Agreement. The Stockholder represents and warrants that the Stockholder has the sole or shared power to vote or direct the vote of all Shares.

2.                                      Subject to paragraph 17 of this letter agreement, at every meeting of the stockholders of PacWest called, and at every postponement, recess or adjournment thereof, and on every action or approval by written consent of the stockholders of PacWest, the Stockholder agrees to vote, or cause to be voted, the Shares (a) in favor of (i) adoption of the Merger Agreement, (ii) adoption of an amendment to the PacWest Certificate of Incorporation to increase the number of authorized shares, (iii) the approval of the issuance of shares of

PacWest Common Stock in connection with the Merger, (iv) an amendment to PacWest’s 2003 Stock Incentive Plan to increase the number of shares of common stock authorized for grant and (v) any other matter that is required to be approved by the stockholders of PacWest to facilitate the transactions contemplated by the Merger Agreement, (b) against (i) any proposal made in opposition to adoption of the Merger Agreement or in competition with the Merger, (ii) any Acquisition Proposal and (iii) to the extent that any of the following actions requires a stockholder vote pursuant to applicable Law or any applicable stock exchange rules, any proposal, transaction, agreement, amendment of PacWest’s certificate of incorporation or by-laws or other action that is intended to or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage consummation of the Merger and (c) as directed by CapitalSource with respect to any postponement, recess, adjournment or other procedural matter at any meeting of the stockholders of PacWest relating to any of the matters set forth in the foregoing clauses (a) or (b). Any such vote shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). The Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger that the Stockholder may directly or indirectly have by virtue of the ownership of any Shares if the Effective Time occurs.

3.                                      The Stockholder hereby revokes any and all previous proxies granted with respect to the Shares. By entering into this letter agreement, subject to the last sentence of this paragraph 3, the Stockholder hereby grants, or agrees to cause the applicable record holder to grant, a revocable proxy appointing CapitalSource, William G. Byrnes and James Pieczynski, and each of them, but each with full power of substitution, as the Stockholder’s attorney-in-fact and proxy, for and in the Stockholder’s name, to be counted as present, vote, express consent or dissent with respect to the Shares in the manner contemplated by paragraph 2 as such proxies or their proxies or substitutes shall, in their sole discretion, deem proper with respect to the Shares. The proxy granted by the Stockholder pursuant to this paragraph 3 is granted in consideration of CapitalSource entering into this letter agreement and the Merger Agreement and incurring the obligations therein. If the Stockholder fails for any reason to be counted as present, consent or vote the Shares in accordance with the requirements of paragraph 2 (or anticipatorily breaches such paragraph), then CapitalSource shall have the right to cause to be present, consent or vote the Shares in accordance with the provisions of paragraph 2. The proxy granted by the Stockholder shall be automatically revoked upon termination of this letter agreement in accordance with its terms.

4.                                      The Stockholder represents and warrants (a) that the Stockholder has duly executed and delivered this letter agreement and has all authority and full legal capacity to enter into this letter agreement; and (b) that, assuming the due authorization, execution and delivery of this letter agreement by CapitalSource, this letter agreement is the Stockholder’s legal, valid and binding agreement and is enforceable against the Stockholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to the general principles of equity.

5.                                      The Stockholder further represents and warrants that the execution and delivery of this letter agreement by the Stockholder does not, and the performance of his or her obligations under this letter agreement and the consummation of the transactions to be consummated by him or her as contemplated hereby will not, (a) conflict with or violate any Law applicable to the Stockholder or by which the Shares are bound or affected, (b) result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Shares are bound or affected, or (c) require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental entity, agency or official except for (i) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not to his or her knowledge prevent, impair, delay or adversely affect the performance by the Stockholder of his or her obligations under this letter agreement.

6.                                      The Stockholder agrees that all representations, terms and conditions of this letter agreement will apply to shares of PacWest Common Stock of which the Stockholder acquires record or beneficial ownership after the date hereof and prior to the termination of this letter agreement, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance, or as a successor in interest in any capacity or otherwise.

7.                                      This letter agreement and all obligations of the parties hereunder shall automatically terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms; provided, however, that (i) this paragraph 7 and paragraphs 11, 12, 13, 14, 15, 18, 20 and 21 hereof shall survive any such termination and (ii) such termination shall not relieve any party of any liability or damages resulting from any willful and intentional breach of this letter agreement occurring prior to such termination.

8.                                      The Stockholder is entering into this letter agreement solely in his or her capacity as a record or beneficial owner of the Shares and nothing herein is intended to or shall limit or affect any actions taken by the Stockholder, solely in his or her capacity as a director or officer of PacWest (or a Subsidiary of PacWest).

9.                                      The Stockholder hereby authorizes CapitalSource and PacWest to publish and disclose in any announcement or disclosure in connection with the Merger the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s obligations under this letter agreement.

10.                              The Stockholder agrees that, prior to the termination of this letter agreement, the Stockholder shall not take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing, impairing, delaying or adversely affecting the performance by the Stockholder of his or her obligations under this letter agreement other than to a de minimis extent. The Stockholder agrees, without further consideration, to execute and deliver such additional documents and to take such further actions as necessary or reasonably requested by CapitalSource to confirm and assure the rights and obligations set forth in this letter agreement.

11.                               THIS LETTER AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. The parties hereby irrevocably submit to the jurisdiction of the courts of the State of Delaware and the federal courts of the United States of America located in the State of Delaware solely in respect of the interpretation and enforcement of the provisions of this letter agreement and of the documents referred to in this letter agreement, and in respect of the transactions contemplated hereby, and hereby waive, and agree not to assert, as a defense in any action, suit or proceeding for the interpretation or enforcement hereof or of any such documents, that it, he or she is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that the venue thereof may not be appropriate or that this letter agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action or proceeding shall be heard and determined in such a Delaware State or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in paragraph 13 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof.

12.                               The parties to this letter agreement acknowledge and agree that any controversy which may arise under this letter agreement and the other documents referred to in this letter agreement and in respect of the transactions contemplated hereby and thereby, is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this letter agreement and the other documents referred to in this letter agreement, and in respect of the transactions contemplated hereby and thereby.  The parties to this letter agreement certify and acknowledge that (a) such party has not represented, expressly or otherwise, that such party would not seek to enforce the foregoing waiver in the event of a legal action, (b) such party has considered the implications of this waiver, (c) such party makes this waiver voluntarily and (d) such party has been induced to enter into this letter agreement by, among other things, the mutual waivers and certifications in this paragraph 12.

13.                               Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile or by overnight courier addressed, if to the Stockholder, to the address or facsimile number, as applicable, set forth in Schedule I hereto, and, if to CapitalSource, in accordance with Section 8.06 of the Merger Agreement, or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

14.                               This letter agreement shall not be assignable by operation of law or otherwise. Any purported assignment in violation of this letter agreement is void.

15.                               The Stockholder recognizes and acknowledges that a breach of any covenants or agreements contained in this letter agreement will cause CapitalSource to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore the Stockholder agrees that in the event of any such breach, CapitalSource shall be entitled to specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which CapitalSource may be entitled, at law or in equity. It is accordingly agreed that CapitalSource shall be entitled to an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement in any court of the United States or any state having jurisdiction.

16.                               The effectiveness of this letter agreement shall be conditioned upon the execution and delivery of the Merger Agreement by the parties thereto.

17.                               The Stockholder agrees not to (i) offer for sale, sell, transfer, tender, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment or other disposition of any of the Shares or (ii) except as set forth herein, enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise, with respect to the Shares and shall not commit or agree to take any of the foregoing actions; provided, that the foregoing shall not prohibit the Stockholder from disposing of or surrendering Shares to PacWest in connection with the vesting, settlement or exercise of PacWest Stock Options or PacWest Awards or the payment of taxes thereon. In furtherance of the foregoing, the Stockholder hereby authorizes and instructs PacWest to instruct its transfer agent to enter a stop transfer order with respect to all of the Shares.

18.                               CapitalSource acknowledges and agrees that nothing in this letter agreement shall be deemed to vest in CapitalSource any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and CapitalSource shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of PacWest or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise expressly provided herein.

19.                               Any provision of this letter agreement may be (i) waived in whole or in part in writing by the party benefited by the provision or by both parties or (ii) amended or modified at any time by an agreement in writing between the parties hereto executed in the same manner as this letter agreement.

20.                               The Merger Agreement and this letter agreement (including the documents and instruments referred to herein) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof.

21.                               In the event that any provision of this letter agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this letter agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this letter agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Please confirm that the foregoing correctly states the understanding between the undersigned and you by signing and returning to a counterpart hereof.

Very truly yours,

Name:

Accepted and agreed as of the date set forth above.

CapitalSource Inc.

By:
Name:	James J. Pieczynski
Title:	Chief Executive Officer